Exhibit 99.1

September 24, 2007
For 4:30 p.m. EDT release

Contacts:	Shareholders'/Analysts' Inquiries:	Media Inquiries:
	Robbin Moore-Randolph	Chris Ahearn
	704-758-3579	704-758-2304

Lowe's Announces Growth Strategies at 2007 Analyst and Investor Conference
--Discusses Outlook for Second Half of Fiscal 2007 --
-- Provides Outlook for 2008 through 2010 --

Charlotte, NC - Lowe’s Companies, Inc. (NYSE: LOW) will discuss how the company’s culture of customer service and its key initiatives position it for continued growth when Lowe’s meets with analysts and investors tomorrow in Charlotte at its annual conference.

In an update to the company’s business outlook, Lowe’s indicated current sales are trending below its prior expectations as drought conditions in the Mid-Atlantic, Southeastern and Western regions of the country have impacted the performance of outdoor categories. The extent to which this will impact performance over the balance of fiscal 2007 is difficult to predict. As a result, the company now expects to deliver earnings for the fiscal year at the low end or slightly below its prior guidance of $1.97 to 2.01.

“Even as we face easier prior year sales comparisons as we progress through the year, many uncertainties remain, and it seems prudent to further temper our sales and earnings outlook,” commented Robert A. Niblock, Lowe’s chairman and CEO. “While sales trends remain pressured in many parts of the country, we are focused on leveraging Lowe’s assets of solid customer relationships, dedicated employees and the best stores in the industry to capture market share and position the company for continued long-term success,” Niblock added.

Robert F. Hull, Jr., executive vice president and CFO, will provide an outlook for fiscal years 2008 through 2010 and share Lowe’s future store growth plans.

“External pressures weigh on our near-term performance, but looking past the current cycle, we see many opportunities for continued sales and earnings growth and increasing cash flow from operations,” said Hull. “For the three year period, total sales are expected to increase between 8 and 11 percent per year, while earnings per share are expected to average 12 to 15 percent growth per year across the three years. Improving earnings and solid working capital management will drive compound annual growth in cash flow from operations of approximately 15 percent. The current pressures will likely continue into 2008, so we expect our earnings performance to improve from mid-single digit growth in 2008 to high-teens in 2010,” Hull concluded.

During the conference, Lowe's executives will focus on key programs and initiatives to improve operations, continually enhance customer service and increase market share. Highlights of those presentations include:

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Gregory M. Bridgeford, executive vice president of business development: “Lowe’s is well positioned to capitalize on a large and fragmented industry to continue our growth. A major component of our organic growth plan is to layer new revenue streams on our existing store base by understanding the changing needs of home improvement customers, developing product and service solutions to meet those needs, and crafting these differentiating customer proposals into profitable business models.”

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Larry D. Stone, president and chief operating officer:“Lowe’s culture, values and obsession with customer service position us to be the customer’s first choice in home improvement. These points of difference are demonstrated to customers through our clean, well-lit stores, innovative products and brand marketing efforts that resonate with customers. We will continue to capitalize on these competitive advantages to better serve customers and to grow profitably.”

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Charles W. (Nick) Canter, executive vice president of merchandising: “In Lowe’s Merchandising organization, we constantly work to ensure everything we conceive, build and execute is viewed from a customer’s point of view. We’re simplifying the shopping experience by providing great sets with innovative products, informative signage and easy to read product packaging, while at the same time ensuring those sets are operationally efficient for our stores. We’re confident we’re positioned to capitalize on market share opportunities in every category and in every market.”

•
Joseph M. (Mike) Mabry Jr., executive vice president of logistics and distribution: “Our industry-leading logistics and distribution infrastructure continues to evolve to support growth, improve service to our stores and drive profitability. We continue to drive efficiencies by building upon our solid foundation with a new demand planning system. This recently implemented platform further leverages our distribution network, enables us to quickly respond to changes in market conditions and improves service to our stores with better in-stock positions.”

•
Michael K. Brown, executive vice president of store operations: “Our continued focus on our operational strategies positions us to improve customer service in each of our stores and to grow market share. With enhanced sales forecasting and labor scheduling at the store level, we’ll work to ensure we have knowledgeable sales people in the aisles taking care of customers. Lowe’s Building Blocks for Success provide a business plan that serves our stores well regardless of the macro economic environment.”

Lowe's fiscal third quarter ends on November 2, 2007 with operating results to be publicly released on Monday, November 19, 2007.

This news release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”).  Statements of the company’s expectations for sales growth, comparable store sales, earnings and performance, capital expenditures, store openings, the housing market, demand for services, and any statement of an assumption underlying any of the foregoing, constitute “forward-looking statements” under the Act.  Although the company believes that the expectations, opinions, projections, and comments reflected in its forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. A wide-variety of potential risks, uncertainties, and other factors could materially affect our ability to achieve the results expressed or implied by our forward-looking statements including, but not limited to, changes in general economic conditions, such as interest rate and currency fluctuations, fuel and other energy costs, slower growth in personal income, the availability of mortgage financing and other factors which can negatively affect our customers as well as our ability to: (i) respond to decreases in the number of new housing starts and the level of repairs, remodeling, and additions to existing homes, as well as general reduction in commercial building activity; (ii) secure, develop, and otherwise implement new technologies and processes designed to enhance our efficiency and competitiveness; (iii) attract, train, and retain highly-qualified associates; (iv) locate, secure, and develop new sites for store development; (v) respond to fluctuations in the prices and availability of services, supplies, and products; (vi) respond to the growth and impact of competition; (vii) address legal and regulatory matters; and (viii) respond to unanticipated weather conditions.  For more information about these and other risks and uncertainties that we are exposed to, you should read the “Risk Factors” included in our Annual Report on Form 10-K to the United States Securities and Exchange Commission and the descriptions of any material changes in those “Risk Factors” included in our subsequent Quarterly Reports on Form 10-Q.

The forward-looking statements contained in this news release speak only as of the date of this release and the company does not assume any obligation to update any such statements.

With fiscal year 2006 sales of $46.9 billion, Lowe’s Companies, Inc. is a FORTUNE® 50 company that serves approximately 13 million customers a week at more than 1,425 home improvement stores in 49 states. Founded in 1946 and based in Mooresville, N.C., Lowe’s is the second-largest home improvement retailer in the world. For more information, visit Lowes.com.

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